Execution Version

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 17, 2016 (this “Amendment”) is entered into among MANTECH INTERNATIONAL CORPORATION, a Delaware corporation (the “Borrower”), the Subsidiaries identified on the signature pages hereto (collectively, the “Guarantors”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and L/C Issuer.

PRELIMINARY STATEMENTS
The Borrower, the Guarantors, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain Amended and Restated Credit Agreement dated as of June 13, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
The Borrower has requested that the Administrative Agent, the L/C Issuer and the Lenders agree to, among other things, increase the Letter of Credit Sublimit from $25,000,000 to $50,000,000, as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent, the L/C issuer and each of the Lenders party hereto have agreed to grant such request of the Borrower.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.
2.Amendments.
(a)    Existing Defined Terms. Section 1.01 of the Credit Agreement is hereby amended as follows:
(i)    The definition of “Arrangers” is hereby amended and restated in its entirety as follows:
““Arrangers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (and its successors or assigns), J.P. Morgan Chase Bank, N.A., PNC Capital Markets LLC, and Wells Fargo Securities, LLC, in their respective capacities as joint lead arrangers and joint bookrunners.”
(ii)    The definition of “Base Rate” is hereby amended by inserting the following at the end of the first sentence thereof:

“; and if the Base Rate shall be less than zero, such rate shall be zero for purposes of this Agreement”

(iii)    The definition of “Change of Control” is hereby amended by deleting the following from subsection (b)(iii) thereof:
“(excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors);”

(iv)    The definition of “Defaulting Lender” is hereby amended by deleting the word “or” between subsections (d)(i) and (d)(ii) thereof and inserting the following at the end of subsection (d)(ii), after the word “capacity” and prior to “; provided”:
“or (iii) become the subject of a Bail-in Action”

(v)    The definition of “Eurodollar Rate” is hereby amended by replacing the proviso therein with the following :
“provided that: (i) to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent; and (ii) if the Eurodollar Rate shall be less than zero, such rate shall be zero for purposes of this Agreement.”

(vi)    The definition of “Letter of Credit Sublimit” is hereby amended by replacing “$25,000,000” with “$50,000,000”.
(b)    New Defined Terms. Section 1.01 of the Credit Agreement is hereby amended by inserting each of the following definitions in the appropriate alphabetical order:
““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

““Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the

Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

““EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

““EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

““EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

““EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.”

““Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(c)    Defaulting Lender Cure. The Credit Agreement is hereby amended by deleting the following from Section 2.16(b):
“and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a defaulting Lender.”

and inserting the following in its place:

“and provided, further, that, subject to Section 10.21, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a defaulting Lender.”

(d)    Tax Indemnification. The Credit Agreement is hereby amended to insert the following at the end of Section 3.01(c)(i):

“Each of the Loan Parties shall also, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.”

(e)    Tax Documentation. The Credit Agreement is hereby amended to delete the following from Section 3.01(e)(ii)(C): “this clause (D)” and to insert the following in its place “this clause (C)”.
(f)    Counterparts; Integration; Effectiveness. The Credit Agreement is hereby amended to amend and restate in its entirety Section 10.10 as follows:
“Section 10.10 Counterparts; Integration; Effectiveness. This Agreement and each of the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, and, to the extent applicable, the Swing Line Cash Management Agreement, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document, or any certificate delivered thereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document or certificate. Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered under the terms of any Loan Document, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.”

(g)    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. The Credit Agreement is hereby amended to add a new Section 10.21 to read as follows:
“Section 10.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i)     a reduction in full or in part or cancellation of any such liability;

(ii)     a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)     the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
(h)    Electronic Execution of Assignments and Certain Other Documents. The Credit Agreement is hereby amended to add a new Section 10.22 to read as follows:
“Section 10.22 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.”
3.    Conditions to Effectiveness. This Amendment shall be effective upon satisfaction of each of the following conditions:
(a)    Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders, the Administrative Agent and the L/C Issuer;
(b)    Expenses. The Administrative Agent shall have been reimbursed for all reasonable, out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable fees and disbursements of counsel for the Administrative Agent;
(c)    Legal Opinion. The Administrative Agent shall have received a written legal opinion from the Borrower’s in-house counsel addressed to the Administrative Agent for the benefit of the Administrative Agent and the Lenders, covering such legal matters as the Administrative Agent may reasonably request and otherwise in form and substance satisfactory to the Administrative Agent;
(d)    Resolutions.    The Administrative Agent shall have received board resolutions and other closing certificates from the Borrower and the Guarantors reasonably requested by the Administrative Agent;
(e)    Secretary’s Certificate. The Administrative Agent shall have received from the Borrower a certificate signed by the secretary or assistant secretary or director of the Borrower, dated the date hereof, in form and substance satisfactory to the Administrative Agent, and certifying evidence of the authorization of the execution, delivery and performance by the Borrower of this Amendment; and
(f)    Miscellaneous. The Administrative Agent shall have received, in form and substance satisfactory to it, such additional certificates, documents and other information as the Administrative Agent shall reasonably request.
4.    Effect of the Amendment. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, including, without limitation, any future Default or Event of Default, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in this Amendment to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
5.    Representations and Warranties/No Default. By their execution hereof, each Loan Party hereby represents and warrants as follows:
(a)    Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.
(b)    This Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
(c)    Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date).
(d)    No Default or Event of Default has occurred or is continuing or would result after giving effect to the transactions contemplated by this Amendment.
(e)    No Loan Party is an EEA Financial Institution.
6.    Reaffirmations. (a) Each Loan Party agrees that the amendment contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, and (c) each Loan Party agrees that the Credit Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7.    FATCA. Borrower hereby certifies to the Administrative Agent and the Lenders that the obligations of the Borrower set forth in the Agreement, as modified by this Amendment, qualify as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). From and after the effective date of the Amendment, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related interest, penalties and expenses, including, without limitation, Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent's treating, for purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), the Amendment as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). The Borrower’s obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations.
8.    Miscellaneous
(a)    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Amendment and the parties hereto, the terms of Section 10.14 and Section 10.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(b)    Loan Document. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
(c)    Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
(d)    Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.
(e)    Entirety. This Amendment, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.
(f)    No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the

Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
(g)    Successors and Assigns. (i) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and (ii) the parties hereby agree that Merrill Lynch, Pierce, Fenner & Smith Incorporated may, without notice to the Company, assign its rights and obligations under this Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWER:         MANTECH INTERNATIONAL CORPORATION
By:

Name:

Title:

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement
ManTech International Corporation

GUARANTORS:
MANTECH ADVANCED SYSTEMS                 INTERNATIONAL, INC.

By:
Name:
Title:

MANTECH SRS TECHNOLOGIES, INC.

By:
Name:
Title:

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement
ManTech International Corporation

ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.
By:

Name:

Title:

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement
ManTech International Corporation

LENDERS:	BANK OF AMERICA, N.A., as a Lender and L/C Issuer
By:

Name:

Title:

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement
ManTech International Corporation

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as the Swing Line Lender
By:

Name:

Title:

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement
ManTech International Corporation

BRANCH BANKING AND TRUST COMPANY, as a Lender
By:

Name:

Title:

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement
ManTech International Corporation

CITIZENS BANK OF PENNSYLVANIA, as a Lender
By:

Name:

Title:

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement
ManTech International Corporation

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement
ManTech International Corporation

TD BANK, N.A., as a Lender
By:

Name:

Title:

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement
ManTech International Corporation

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement
ManTech International Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:

Name:

Title:

Signature Page to
Amendment No. 1 to Amended and Restated Credit Agreement
ManTech International Corporation